UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:  MAY 11, 2007



                              TRANSNET CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                                    0-8693                    22-1892295
--------                                   --------                   ----------
(State or other jurisdiction        (Commission File No.)       (I.R.S. Employer
incorporation or organization)                               Identification No.)


45 COLUMBIA ROAD, SOMERVILLE, NEW JERSEY                           08876-3576
----------------------------------------                           ----------
(Address of principal executive offices)                           (Zip Code)


Registrant's Telephone Number, including area code: 908-253-0500




--------------------------------------------------------------------------------
Former name, former address and former fiscal year, if changed since last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchang Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE


On May 10, 2007, TransNet Corporation issued a press release reporting its selection as design partner and integrator by Lafayette College.


A copy of the press release is attached as Exhibit 99.1.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

99.1 Press release dated May 10, 2007 reporting TransNet Corporation's selection as design partner and integrator by Lafayette College.




                                   SIGNATURES



Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        TransNet Corporation
                                        (Registrant)
MAY 11, 2007
-----------------------

                                        /s/ STEVEN J. WILK
                                        --------------------------------------
                                        Steven J. Wilk
                                        President and Chief Executive Officer